NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Lehman Brothers High Income Bond Portfolio

Supplement to the Prospectus dated May 1, 2008,

as supplemented on July 22, 2008

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On August 27, 2008, the Board of Trustees of Neuberger Berman Advisers Management Trust (the “Trust”) approved a Plan of Liquidation (the “Plan”) with respect to the Lehman Brothers High Income Bond Portfolio (the “Portfolio”), a series of the Trust. Under this Plan, the Portfolio will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record.

The date of liquidation for the Portfolio currently is anticipated to be on or about December 4, 2008 (“Liquidation Date”). Investors may continue to redeem shares of the Portfolio through the Liquidation Date. Effective November 3, 2008, the Portfolio will no longer accept orders to buy Portfolio shares from new investors or existing shareholders (including purchases through dividend reinvestments). In connection with the liquidation, the Portfolio may depart from its stated goals, strategies and techniques as it begins to convert all portfolio securities to cash or cash equivalents in preparation of the distribution of its assets to shareholders.

In light of the impending liquidation of the Portfolio, insurance companies for whose separate accounts the Portfolio serves as an investment option may limit or prohibit continued investments in the Portfolio by new or existing investors. Investors may wish to consult their variable contract prospectuses and consider other investment options that may be available under their contracts.

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THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 5, 2008.

NEUBERGER BERMAN

A Lehman Brothers Company
Neuberger Berman Management, Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
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